UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2005 (September 15, 2005)

BioDelivery Sciences International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28931	35-2089858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2501 Aerial Center Parkway, Suite 205 Morrisville, NC	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 653-5160

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 16, 2005, BioDelivery Sciences International, Inc. (the “Company”) announced that on September 15, 2005 it received a written deficiency notification from the staff of the Nasdaq Stock Market (the “Staff”) indicating the Staff’s view that: (i) Donald L. Ferguson, a director of the Company, is not “independent” under NASD Rule 4200(a)(15) and (ii) therefore, the Company’s board of directors is not comprised of a majority of independent directors as required by NASD Rule 4350(c)(1). Accordingly, the Staff indicated its position that the Company does not meet the independent director requirement for continued listing on the Nasdaq Stock Market.

As a result of the Staff’s determination, Mr. Ferguson and Alan Pearce, a director of the Company who is not independent, have resigned from the Company’s board of directors effective September 15, 2005. The Company’s board of directors is now comprised on seven members, four of whom are “independent” under NASD rules. The Company notified the Staff of this action and, as a result, the Staff provided the Company with a written notification that the Company has regained compliance with NASD rules and that this matter is closed.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Please see the disclosure under Item 3.01 of this Current Report on Form 8-K for information regarding the resignations of Donald L. Ferguson and Alan Pearce from the Company’s board of directors. In their respective resignation letters to the Company, both Mr. Ferguson and Mr. Pearce indicated that their resignations did not result from any disagreement between them and the Company, its management or its board of directors.

Item 9.01. Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

99.1	Press Release of the Company, dated September 16, 2005, with respect to the director resignations.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding the Nasdaq Stock Market and the staff thereof and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 16, 2005	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ Mark A. Sirgo
	Name:	Mark A. Sirgo
	Title:	President and Chief Executive Officer